Exhibit 10.2

                            INDEMNIFICATION AGREEMENT
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     THIS  AGREEMENT, made and entered into this 10th day of April, 2003, by and between Zenex International Inc. (Zenex), a Colorado corporation and Ricky A. Naylor (Naylor), a resident of Oklahoma County, State of Oklahoma.

                                   WITNESSETH:

     WHEREAS, Naylor has assumed certain debts and obligations at First National Bank in Midwest City, Oklahoma, related to the business known as, Zenex Long Distance d/b/a Zenex Communications, Inc; and

     WHEREAS, Naylor and Red River Networks, LLC ("Red River") have or will enter into a Conditional Sales Agreement under the terms of which Red River has agreed to pay the said indebtedness of Naylor to First National Bank in Midwest City, Oklahoma; and

     WHEREAS, Zenex agrees to indemnify Naylor and/or Naylor Concrete Construction Company, Inc. ("NCCCI") in the event of loss or default of payment by Red River to First National Bank in Midwest City, Oklahoma;

     NOW THEREFORE, for a valuable consideration given and received, Zenex hereby ratifies all indemnification agreements in favor of Naylor and/or NCCCI, and further agrees to indemnify, defend and hold harmless Naylor and/or NCCCI, from and against any and all liability, losses, fines suits, damages, expenses, claims, judgments, costs and demands and actions of any kind related to the assumption of such debt at First National Bank of Midwest City, Oklahoma, by Red River Networks, LLC, and from any attorney fees and costs incurred in the defense of any such claim.

     IN WITNESS WHEREOF, the parties named herein have reviewed and approved this agreement and set their hands the year and day first above written in Oklahoma County, Oklahoma.

                                                    /s/Ricky A. Naylor
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Zenex  International,  Inc.                         Ricky  A.  Naylor

By:     /s/Ron Carte
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Title:  CEO
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